Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
20.	Subsequent Events

On February 13, 2012, the Company completed a public offering of 17.25 million shares of its Class A common stock at a price of $4.00 per share, for gross proceeds of $69 million. The Company primarily used the net offering proceeds to repay $55.0 million of the outstanding debt under the revolving credit facility and the balance for general corporate purposes.